a) Loss Development Tables

The following tables present the incurred and paid claims development as of December 31, 2017, net of retrocession, as well as the total of incurred but not reported liabilities plus expected development on reported claims included within the net incurred claims amount.

The loss development tables presented below have been disaggregated by lines of business for the years ended from December 31, 2008 to 2017. The Company had previously disclosed the incurred and paid claims development tables in its Form 10-K for the year ended December 31, 2017, whereby the tables were categorized as Frequency - Health; Frequency - Non-Health; and Severity. Effective from 2018, the Company no longer categorizes its business as frequency and severity but instead categorizes its business as Property, Casualty and Other.

For purposes of the loss development tables, the property business has been further disaggregated into "Property" and "Automobile - Physical Damage". The casualty category has been disaggregated into "General Liability", "Motor Liability", "Professional Liability" and "Workers' Compensation". The incurred and paid claims relating to accident and health business have been presented separately as "Health". Other specialty business including financial, aviation, energy and marine which are individually insignificant to our overall business have been grouped together as "Other". Contracts that cover more than one line of business are grouped as "Multi-line" regardless of whether a portion of the underlying business is covered by one of the lines of business listed above.

For any incurred and paid claims denominated in a currency other than U.S. dollars, the following tables are presented using the foreign exchange rate in effect as of the current year end date. As a result, all prior year information has been recalculated to reflect the exchange rates as of December 31, 2017. This removes any changes in foreign currency exchange rates from distorting the claims development between the years presented.

For assumed contracts the Company does not generally receive claims information by accident year from the ceding insurers, but instead receives claims information by the treaty year of the contract. Claims reported by the ceding insurer to the Company may have the covered losses occurring in an accident year other than the treaty year. For the purpose of the loss development tables, the non-natural catastrophe losses incurred and paid claims have been allocated to the accident years based on the proportion of premiums earned for each contract during such accident year. The natural catastrophe losses are treated separately and losses arising from such events are allocated to the specific accident year in which they occurred.

For example, a one-year treaty incepting on October 1, 2010 (with underlying policies each having a one-year duration), would have a 24-month period over which the premiums would be earned. Therefore, claims would be allocated to accident years 2010, 2011 and 2012 based on the proportion of the premiums earned during each accident year. For illustration of this contract, any claims reported during 2010 would be allocated to the 2010 accident year. For losses reported during 2011, the claims would be allocated between 2010 and 2011 based on the percentage of premiums earned during 2010 and 2011. Similarly, for losses reported during 2012 and thereafter, the losses would be allocated to the 2010, 2011 and 2012 accident years based on the proportion of premiums earned during each of those years.

The information in the tables below about incurred and paid claims development for the years ended December 31, 2008 to 2017, is presented as unaudited supplementary information.

Property
	Incurred claims and allocated claim adjustment expenses, net of reinsurance										December 31, 2017
	For the years ended December 31,										Total IBNR plus expected development on reported claims
Accident year	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
	(Unaudited - Supplementary Information)
	($ in thousands)
2008	$3,690	$4,876	$4,590	$4,590	$4,315	$4,339	$4,339	$2,599	$2,599	$2,599	$—
2009		18,501	17,340	16,565	15,924	15,449	15,275	11,875	11,852	11,829	19
2010			39,106	41,983	51,698	51,483	52,263	52,507	53,723	53,574	31
2011				73,309	83,261	79,794	80,402	81,894	83,012	83,066	412
2012					63,961	50,183	50,874	52,812	53,218	53,473	215
2013						60,958	59,008	61,792	62,510	62,497	1,278
2014							41,743	45,156	46,847	47,087	1,884
2015								27,882	30,361	31,763	2,611
2016									25,650	26,190	8,386
2017										84,830	41,528
									Total	$456,908	$56,364

Property
	Cumulative paid claims and allocated claim adjustment expenses, net of reinsurance
	For the years ended December 31,
Accident year	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
	(Unaudited - Supplementary Information)
	($ in thousands)
2008	$1,066	$2,080	$2,599	$2,599	$2,599	$2,599	$2,599	$2,599	$2,599	$2,599
2009		4,421	10,602	11,378	11,674	11,780	11,839	11,804	11,826	11,810
2010			20,611	40,858	42,697	43,406	47,914	48,439	53,409	53,543
2011				49,441	74,383	77,182	79,022	81,214	82,370	82,655
2012					32,085	45,887	50,242	52,657	53,211	53,259
2013						34,807	55,678	58,669	60,489	61,219
2014							20,230	40,042	43,632	45,203
2015								12,938	25,333	29,152
2016									9,947	17,804
2017										43,301
									Total	400,545
				All outstanding liabilities before 2008, net of reinsurance						—
		Liabilities for claims and claims adjustment expenses, net of reinsurance								$56,364

Motor - Physical Damage
	Incurred claims and allocated claim adjustment expenses, net of reinsurance										December 31, 2017
	For the years ended December 31,										Total IBNR plus expected development on reported claims
Accident year	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
	(Unaudited - Supplementary Information)
	($ in thousands)
2008	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
2009		—	—	—	—	—	—	—	—	—	—
2010			560	656	671	684	662	662	667	667	—
2011				3,276	3,271	3,343	3,285	3,285	3,306	3,306	3
2012					36,985	36,129	36,008	35,998	35,922	35,922	—
2013						46,189	45,629	44,728	44,656	44,695	219
2014							18,870	18,797	19,056	19,000	—
2015								22,035	22,516	22,505	—
2016									27,853	28,279	942
2017										39,985	17,208
									Total	$194,359	$18,372

Motor - Physical Damage
	Cumulative paid claims and allocated claim adjustment expenses, net of reinsurance
	For the years ended December 31,
Accident year	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
	(Unaudited - Supplementary Information)
	($ in thousands)
2008	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
2009		—	—	—	—	—	—	—	—	—
2010			560	620	620	620	620	644	667	667
2011				1,418	2,944	3,305	3,285	3,285	3,303	3,303
2012					16,902	34,588	35,854	35,903	35,922	35,922
2013						21,112	41,066	44,363	44,431	44,476
2014							10,305	17,621	18,420	19,000
2015								13,859	21,663	22,505
2016									17,075	27,337
2017										22,777
									Total	175,987
				All outstanding liabilities before 2008, net of reinsurance						—
		Liabilities for claims and claims adjustment expenses, net of reinsurance								$18,372

General Liability
	Incurred claims and allocated claim adjustment expenses, net of reinsurance										December 31, 2017
	For the years ended December 31,										Total IBNR plus expected development on reported claims
Accident year	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
	(Unaudited - Supplementary Information)
	($ in thousands)
2008	$4,237	$5,925	$7,691	$7,678	$8,756	$8,792	$8,823	$9,130	$9,143	$9,143	$—
2009		4,427	4,125	5,028	5,656	6,147	6,664	9,952	10,113	10,124	—
2010			12,112	14,327	17,484	19,649	21,664	25,946	28,251	28,251	—
2011				20,925	30,693	40,756	44,897	61,446	77,105	77,105	—
2012					12,626	18,133	16,921	29,554	31,145	31,161	475
2013						3,018	2,689	4,666	4,511	4,510	236
2014							1,238	1,229	1,174	1,033	485
2015								1,699	1,690	1,756	1,224
2016									6,203	6,519	4,930
2017										5,439	5,303
									Total	$175,041	$12,653

General Liability
	Cumulative paid claims and allocated claim adjustment expenses, net of reinsurance
	For the years ended December 31,
Accident year	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
	(Unaudited - Supplementary Information)
	($ in thousands)
2008	$—	$42	$2,927	$5,505	$8,650	$8,689	$8,746	$8,777	$9,143	$9,143
2009		400	1,284	2,255	3,715	4,529	5,519	5,957	10,105	10,124
2010			2,107	5,096	9,356	14,051	17,471	19,228	28,251	28,251
2011				2,873	11,751	20,030	25,018	32,954	77,105	77,105
2012					1,750	9,926	13,142	15,836	30,667	30,687
2013						1,371	1,917	2,298	4,191	4,274
2014							18	146	413	548
2015								69	293	532
2016									122	1,589
2017										136
									Total	162,389
				All outstanding liabilities before 2008, net of reinsurance						—
		Liabilities for claims and claims adjustment expenses, net of reinsurance								$12,653

Motor Liability
	Incurred claims and allocated claim adjustment expenses, net of reinsurance										December 31, 2017
	For the years ended December 31,										Total IBNR plus expected development on reported claims
Accident year	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
	(Unaudited - Supplementary Information)
	($ in thousands)
2008	$26,157	$25,116	$27,294	$30,047	$31,703	$31,756	$32,810	$32,961	$32,610	$32,655	$—
2009		56,960	68,194	77,373	85,241	80,756	81,537	83,270	82,569	82,609	—
2010			64,264	74,260	86,881	83,496	84,742	88,377	88,022	88,008	—
2011				52,983	57,498	57,342	62,921	70,880	70,435	70,495	62
2012					132,230	131,196	131,896	131,202	131,305	131,302	—
2013						182,833	179,930	174,744	174,782	174,848	—
2014							93,718	92,844	94,688	94,385	—
2015								128,199	130,410	129,991	—
2016									166,389	169,294	11,430
2017										187,109	72,638
									Total	$1,160,696	$84,130

Motor Liability
	Cumulative paid claims and allocated claim adjustment expenses, net of reinsurance
	For the years ended December 31,
Accident year	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
	(Unaudited - Supplementary Information)
	($ in thousands)
2008	$7,216	$18,881	$24,119	$28,477	$30,980	$31,756	$32,653	$32,735	$32,610	$32,655
2009		20,779	47,225	61,955	72,168	76,020	79,058	80,235	82,569	82,609
2010			23,413	44,889	60,630	70,356	79,089	82,266	88,008	88,008
2011				19,082	36,462	49,569	58,244	65,018	70,433	70,433
2012					58,585	118,142	126,622	128,913	131,302	131,302
2013						86,558	159,200	171,855	174,658	174,848
2014							49,994	86,297	89,687	94,385
2015								81,093	125,645	129,991
2016									97,325	157,864
2017										114,471
									Total	1,076,566
				All outstanding liabilities before 2008, net of reinsurance						—
		Liabilities for claims and claims adjustment expenses, net of reinsurance								$84,130

Professional Liability
	Incurred claims and allocated claim adjustment expenses, net of reinsurance										December 31, 2017
	For the years ended December 31,										Total IBNR plus expected development on reported claims
Accident year	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
	(Unaudited - Supplementary Information)
	($ in thousands)
2008	$11,122	$10,265	$7,475	$7,539	$6,725	$6,725	$6,725	$6,725	$6,725	$6,725	$4,810
2009		8,502	6,329	6,312	6,312	6,592	6,592	6,771	6,771	6,831	6,182
2010			3,904	3,350	3,594	3,739	3,936	3,967	3,952	3,951	2,182
2011				6,160	7,045	7,510	8,220	8,279	8,104	8,356	424
2012					11,454	11,459	12,014	12,459	12,652	13,386	1,377
2013						12,676	13,578	15,132	16,814	17,650	3,285
2014							19,602	18,991	18,954	21,559	7,111
2015								18,769	18,769	21,348	12,186
2016									13,871	17,077	14,864
2017										10,284	10,055
									Total	$127,167	$62,476

Professional Liability
	Cumulative paid claims and allocated claim adjustment expenses, net of reinsurance
	For the years ended December 31,
Accident year	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
	(Unaudited - Supplementary Information)
	($ in thousands)
2008	$—	$—	$324	$1,048	$1,572	$1,607	$1,607	$1,756	$1,756	$1,915
2009		—	—	—	92	128	128	383	383	649
2010			—	35	409	849	1,133	1,504	1,648	1,769
2011				112	1,357	3,751	5,345	6,708	7,426	7,932
2012					543	3,739	6,516	9,007	10,467	12,009
2013						724	3,550	7,922	11,392	14,365
2014							1,396	5,546	9,904	14,448
2015								1,209	3,412	9,162
2016									346	2,213
2017										229
									Total	64,691
				All outstanding liabilities before 2008, net of reinsurance						2,486
		Liabilities for claims and claims adjustment expenses, net of reinsurance								$64,962

Workers' Compensation
	Incurred claims and allocated claim adjustment expenses, net of reinsurance										December 31, 2017
	For the years ended December 31,										Total IBNR plus expected development on reported claims
Accident year	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
	(Unaudited - Supplementary Information)
	($ in thousands)
2008	$5,030	$4,352	$3,575	$3,554	$3,461	$3,384	$3,384	$3,384	$3,384	$3,384	$—
2009		10,063	10,292	9,938	10,076	10,217	10,217	10,217	10,217	10,217	—
2010			11,181	11,736	12,426	13,108	13,108	13,108	13,108	13,108	—
2011				14,915	15,233	16,861	16,861	16,861	16,861	16,861	—
2012					11,763	12,213	12,213	12,213	12,213	12,213	—
2013						4,751	4,751	4,751	4,751	4,751	—
2014							—	—	—	—	—
2015								1,014	1,010	951	387
2016									4,342	4,275	2,355
2017										10,887	8,859
									Total	$76,647	$11,601

Workers' Compensation
	Cumulative paid claims and allocated claim adjustment expenses, net of reinsurance
	For the years ended December 31,
Accident year	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
	(Unaudited - Supplementary Information)
	($ in thousands)
2008	$375	$1,610	$2,483	$2,942	$3,079	$3,384	$3,384	$3,384	$3,384	$3,384
2009		1,043	4,995	7,833	9,893	10,217	10,217	10,217	10,217	10,217
2010			3,184	8,170	12,270	13,108	13,108	13,108	13,108	13,108
2011				5,004	11,175	16,861	16,861	16,861	16,861	16,861
2012					2,359	12,213	12,213	12,213	12,213	12,213
2013						4,751	4,751	4,751	4,751	4,751
2014							—	—	—	—
2015								28	251	564
2016									613	1,920
2017										2,028
									Total	65,046
				All outstanding liabilities before 2008, net of reinsurance						—
		Liabilities for claims and claims adjustment expenses, net of reinsurance								$11,601

Health
	Incurred claims and allocated claim adjustment expenses, net of reinsurance										December 31, 2017
	For the years ended December 31,										Total IBNR plus expected development on reported claims
Accident year	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
	(Unaudited - Supplementary Information)
	($ in thousands)
2008	$10,593	$11,652	$11,422	$11,417	$11,238	$11,238	$11,238	$11,235	$11,235	$11,235	$—
2009		24,939	23,889	23,327	23,355	23,356	23,356	23,355	23,355	23,355	—
2010			36,075	35,924	36,224	36,159	36,159	36,145	36,145	36,145	—
2011				36,140	36,212	35,821	35,800	35,595	35,595	35,595	—
2012					24,712	23,088	22,780	22,681	22,671	22,671	—
2013						30,544	33,748	34,203	33,960	33,945	—
2014							32,968	30,191	29,514	29,040	—
2015								34,097	33,530	34,148	60
2016									37,747	40,889	927
2017										45,007	21,194
									Total	$312,030	$22,181

Health
	Cumulative paid claims and allocated claim adjustment expenses, net of reinsurance
	For the years ended December 31,
Accident year	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
	(Unaudited - Supplementary Information)
	($ in thousands)
2008	$4,199	$10,880	$11,302	$11,285	$11,238	$11,238	$11,238	$11,235	$11,235	$11,235
2009		8,626	23,030	23,327	23,355	23,355	23,356	23,355	23,355	23,355
2010			17,826	35,795	36,224	36,159	36,159	36,145	36,145	36,145
2011				26,979	35,542	35,814	35,800	35,595	35,595	35,595
2012					14,896	22,691	22,780	22,679	22,671	22,671
2013						21,459	33,748	34,016	33,957	33,945
2014							19,162	28,514	29,118	29,040
2015								14,529	31,837	34,088
2016									21,844	39,963
2017										23,813
									Total	289,850
				All outstanding liabilities before 2008, net of reinsurance						—
		Liabilities for claims and claims adjustment expenses, net of reinsurance								$22,181

Multi-line
	Incurred claims and allocated claim adjustment expenses, net of reinsurance										December 31, 2017
	For the years ended December 31,										Total IBNR plus expected development on reported claims
Accident year	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
	(Unaudited - Supplementary Information)
	($ in thousands)
2008	$1,034	$580	$280	$280	$280	$2,370	$2,369	$2,369	$4,739	$4,739	$—
2009		—	—	—	—	—	—	—	—	—	—
2010			—	—	—	—	—	—	—	—	—
2011				—	—	—	—	—	—	—	—
2012					—	—	—	—	—	—	—
2013						—	—	—	—	—	—
2014							2,390	2,390	2,390	2,609	2,020
2015								27,985	28,136	30,575	20,531
2016									55,822	60,126	43,485
2017										81,952	72,376
									Total	$180,001	$138,412

Multi-line
	Cumulative paid claims and allocated claim adjustment expenses, net of reinsurance
	For the years ended December 31,
Accident year	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
	(Unaudited - Supplementary Information)
	($ in thousands)
2008	$—	$—	$—	$—	$—	$—	$—	$—	$4,739	$4,739
2009		—	—	—	—	—	—	—	—	—
2010			—	—	—	—	—	—	—	—
2011				—	—	—	—	—	—	—
2012					—	—	—	—	—	—
2013						—	—	—	—	—
2014							—	22	167	588
2015								10	2,815	10,044
2016									5,867	16,641
2017										9,577
									Total	41,589
				All outstanding liabilities before 2008, net of reinsurance						—
		Liabilities for claims and claims adjustment expenses, net of reinsurance								$138,412

Other
	Incurred claims and allocated claim adjustment expenses, net of reinsurance										December 31, 2017
	For the years ended December 31,										Total IBNR plus expected development on reported claims
Accident year	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
	(Unaudited - Supplementary Information)
	($ in thousands)
2008	$3,321	$2,889	$2,852	$2,819	$2,752	$2,751	$2,751	$2,751	$2,751	$2,751	$—
2009		429	611	547	589	580	580	580	580	580	—
2010			4,008	3,858	4,291	4,130	4,130	4,130	3,955	4,130	175
2011				6,842	7,715	7,480	7,473	7,470	7,468	7,468	—
2012					4,090	3,639	3,756	3,773	3,759	3,755	67
2013						2,495	2,875	2,841	2,837	2,802	431
2014							4,768	3,524	1,760	1,701	772
2015								4,794	6,769	6,899	4,576
2016									8,366	10,409	7,309
2017										9,094	8,609
									Total	$49,589	$21,939

Other
	Cumulative paid claims and allocated claim adjustment expenses, net of reinsurance
	For the years ended December 31,
Accident year	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
	(Unaudited - Supplementary Information)
	($ in thousands)
2008	$1,688	$2,531	$2,539	$2,560	$2,752	$2,751	$2,751	$2,751	$2,751	$2,751
2009		151	249	547	589	580	580	580	580	580
2010			864	1,593	3,123	3,130	3,406	3,477	3,955	3,955
2011				1,162	7,457	7,468	7,468	7,468	7,468	7,468
2012					3,092	3,298	3,676	3,683	3,684	3,688
2013						215	1,866	2,473	2,387	2,371
2014							159	611	919	929
2015								472	1,549	2,323
2016									1,469	3,100
2017										484
									Total	27,649
				All outstanding liabilities before 2008, net of reinsurance						—
		Liabilities for claims and claims adjustment expenses, net of reinsurance								$21,939

The reconciliation of the net incurred and paid claims development tables to the liability for claims and claim adjustment expenses in the consolidated balance sheet is as follows:

December 31, 2017
($ in thousands)
Net outstanding liabilities
Property	$56,364
Motor Physical Damage	18,372
General Liability	12,653
Motor Liability	84,130
Professional Liability	64,962
Workers' Compensation	11,601
Health	22,181
Multi Line	138,412
Other	21,939
Liabilities for claims and claims adjustment expenses, net of reinsurance	430,614
Add: Reinsurance recoverable on unpaid claims	29,459
Add: Unallocated claims adjustment expenses	4,307
Total gross liabilities for unpaid claims and claim adjustment expense	$464,380

b) Ratios Table

The following table provides the ratios for the years ended December 31, 2017 and 2016 based on the new categories of Property, Casualty and Other.

	Year ended December 31,
	2017				2016
	Property	Casualty	Other	Total	Property	Casualty	Other	Total

Loss ratio	94.0%	78.2%	74.1%	80.3%	66.9%	84.4%	62.8%	74.2%
Acquisition cost ratio	26.7%	21.7%	31.2%	25.8%	29.9%	21.0%	32.1%	26.2%
Composite ratio	120.7%	99.9%	105.3%	106.1%	96.8%	105.4%	94.9%	100.4%
Underwriting expense ratio				2.5%				3.2%
Combined ratio				108.6%				103.6%